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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                             _____________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    December 31, 2001
                                                   -------------------



                          EQCC Asset Backed Corporation
                          EQCC Receivables Corporation
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                333-73446 and 333-73446-01     59-3170055
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(State or Other Jurisdiction of          (Commission          (I.R.S. Employer
        Incorporation)                  File Numbers)        Identification No.)


10401 Deerwood Park Boulevard, Jacksonville, Florida              32256
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(Address of Principal Executive Offices)                        (Zip Code)


Registrants' telephone number, including area code     (904) 987-5000
                                                   ------------------



________________________________________________________________________________
          (Former Name or Former Address, if Change Since Last Report:)



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Item 2.   Acquisition or Disposition of Assets
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     On August 15, 2001, Bank of America Corporation announced that its subsidiary, EquiCredit Corporation of America ("EquiCredit"), was exiting the subprime real estate lending business and that it intended to sell EquiCredit's servicing portfolio. Subsequent to that announcement, EquiCredit entered into an agreement with Fairbanks Capital Corp. ("Fairbanks"), under which Fairbanks would purchase and assume the servicing of mortgage loans being serviced by EquiCredit. The sale of EquiCredit's servicing platform to Fairbanks was consummated effective on December 31, 2001, although the servicing of mortgage loans will continue to be conducted in EquiCredit's name and using EquiCredit's accounts and systems until the physical transfer of servicing is complete.

Exhibits



99   Press Release Announcing Sale

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 8, 2002                    EQCC ASSET BACKED CORPORATION


                                          By:    /s/ Todd Rosenthal
                                                 -------------------------------
                                          Name:  Todd Rosenthal
                                          Title: Senior Vice President



                                          EQCC RECEIVABLES CORPORATION

                                          By:    /s/ Todd Rosenthal
                                                 -------------------------------
                                          Name:  Todd Rosenthal
                                          Title: Senior Vice President